UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): February 11, 2004


                           Commission File No. 0-11178
                                               -------


                           UTAH MEDICAL PRODUCTS, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


                      UTAH                                 87-0342734
         -----------------------------------          ------------------
         (State or other jurisdiction of              (I.R.S. Employer
         incorporation or organization)               Identification No.)


                               7043 South 300 West
                              Midvale, Utah 84047
                              -------------------
                     Address of principal executive offices


Registrant's telephone number:      (801) 566-1200
                                    --------------

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                        ITEM 9. REGULATION FD DISCLOSURE

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On February 11, 2004, Utah Medical Products, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1


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                                   SIGNATURES

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Pursuant  to the  requirements  of the  Securities  Exchanges  Act of 1934,  the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          UTAH MEDICAL PRODUCTS, INC.
                                          ---------------------------
                                          REGISTRANT


         Date:     2/11/2004             By: /s/ Kevin L. Cornwell
               ------------------            ------------------
                                             Kevin L. Cornwell
                                             CEO



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                                  EXHIBIT INDEX


Index
Number   Description
------   -----------

99.1 Press release issued February 11, 2004: Utah Medical Products, Inc. Questions FDA Performance.